Exhibit 99.1

November 10, 2016

Carbon Natural Gas Company Corporate Presentation

Carbon Natural Gas Company (OTCQB:CRBO)will host a Corporate Presentation to discuss recent acquisition activities and operations and strategic plans for 2017.

Time: 3:00 pm est

Date: Wednesday December 7, 2016

Location: 410 Park Avenue

19th Floor

New York, NY 10022

Carbon Natural Gas Company is an independent oil and gas exploration company which develops and operates oil and gas properties in the Appalachian and Illinois Basin regions of the United States.

Contact: Kevin Struzeski, Chief Financial Officer

Email: kstruzeski@carbonnaturalgas.com

Office: 720-407-7043